Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Defined Wealth Shield ETF

(the “Fund”)

Supplement to the Fund’s Prospectus
Dated February 28, 2025

March 31, 2025

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately three months. The Fund also seeks to provide investors that hold Fund shares with a buffer (the “Buffer”) against SPDR® S&P 500® ETF Trust losses during the Outcome Period. The current Outcome Period will end on March 31, 2025, and the Fund will commence a new Outcome Period that will begin on April 1, 2025 and end on June 30, 2025. An investment in the Fund over the course of the Outcome Period will be subject to the Cap and Buffer set forth in the table below.

Fund Name	Ticker	Cap	Buffer	Investment Objective
Innovator Defined Wealth Shield ETF	BALT	Gross: 2.47% Net: 2.29%*	20% (19.82% after taking into account the Fund’s unitary management fee)	The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 2.47% (prior to taking into account management fees and other Fund operating expenses) while seeking to provide a buffer against the first 20% (prior to taking into account management fees and other Fund operating expenses) of SPDR® S&P 500® ETF Trust losses, over the period from April 1, 2025 through June 30, 2025.

* Takes into account the Fund’s unitary management fee.

In connection with the onset of the new Outcome Period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to the new Outcome Period: April 1, 2025 to June 30, 2025.

3.	All references to the Cap and Buffer for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap and Buffer set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference